UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2009

Razor Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51973	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

14781 Memorial Drive, Suite 1754, Houston, Texas		77079
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (303) 506-1633

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On June 17, 2009, we entered into a letter of intent with Compania Minera Cerros Del Sur, S.A. pursuant to which a business combination may be effected in one of several different ways, including an asset acquisition, merger of Cerros Del Sur and Razor, or a share exchange whereby Razor purchases the shares of Cerros Del Sur from its shareholders in exchange for shares of Razor.

The acquisition contemplated by the letter of intent is subject to the fulfillment of certain conditions precedent, due diligence and the negotiation of a definitive agreement.

Item 9.01 Exhibits

99.1	Letter of Intent with Compania Minera Cerros Del Sur, S.A., dated June 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAZOR RESOURCES, INC.

/s/ Kelly Fielder
Kelly Fielder
President

Date: June 23, 2009